UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 14, 2006
DEARBORN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-24478 (Commission File Number)	38-3073622 (I.R.S. Employer Identification No.)

1360 Porter Street, Dearborn, Michigan (Address of principal executive offices)	48124 (Zip Code)
Registrant’s telephone number, including area code: 313-565-5700
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger, dated as of September 14, 2006
Press Release dated September 14, 2006

Item 1.01 Entry into a Material Definitive Agreement
     On September 14, 2006, Dearborn Bancorp, Inc., a bank holding company headquartered in Dearborn, Michigan (“Dearborn”) and Fidelity Financial Corporation of Michigan, a bank holding company headquartered in Birmingham, Michigan (“Fidelity”) announced that they had entered into an Agreement and Plan of Merger, dated as of September 14, 2006 (the “Merger Agreement”), which sets forth the terms and conditions pursuant to which Dearborn will acquire Fidelity by the merger of Fidelity into Dearborn (the “Merger”). Fidelity is the bank holding company for Fidelity Bank.
     The Merger Agreement provides that shares of Fidelity common stock issued and outstanding immediately prior to the effective time of the Merger shall be converted into the right to receive cash in the aggregate amount of $70 million, subject to adjustment under certain circumstances described in the Merger Agreement.
     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Merger Agreement by the shareholders of Fidelity, (ii) the receipt of requisite regulatory approvals of the Merger and (iii) Dearborn shall have obtained and closed the financings in amounts and terms acceptable to Dearborn necessary to consummate the Merger. The Merger is expected to be completed during early January 2007.
     For additional information, reference is made to the Merger Agreement attached as Exhibit 2.1.
Item 8.01 Other Events
     On September 14, 2006, Dearborn and Fidelity issued a press release announcing that they had entered into the Merger Agreement.
     For additional information, reference is made to the press release dated September 14, 2006, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.
Item 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) The following exhibits are included with this Report:
          2.1 Agreement and Plan of Merger, dated as of September 14, 2006, between Dearborn Bancorp, Inc. and Fidelity Financial Corporation of Michigan.
          99.1 Press Release dated September 14, 2006, announcing execution of the Merger Agreement.

     The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

DEARBORN BANCORP, INC.
FORM 8-K (continued)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc.
(Registrant)

/s/ Jeffrey L. Karafa
Jeffrey L. Karafa

Vice President, Treasurer and Chief Financial Officer
Date: September 14, 2006

EXHIBIT INDEX
     2.1 Agreement and Plan of Merger, dated as of September 14, 2006, between Dearborn Bancorp, Inc. and Fidelity Financial Corporation of Michigan.
     99.1 Press Release dated September 14, 2006, announcing execution of the Merger Agreement.